UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2015

XTREME GREEN ELECTRIC VEHICLES INC.

(Exact name of registrant as specified in its charter)

Nevada	000-52502	26-2373311
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

3010 East Alexander Rd, North Las Vegas, NV 89030

(Address of principal executive offices) (zip code)

(702) 870-0700

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)

Copies to:

Louis A. Brilleman, Esq.

1140 Avenue of the Americas, 9th Floor

New York, New York 10036

Phone: (212) 584-7805

Fax: (646) 380-6635

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Effective August 28, 2015, Ken Sprenkle resigned his position as Chief Financial Officer of Xtreme Green Electric Vehicles, Inc. (the “Company”) to pursue other interests. There were no disagreements between the Company and Mr. Sprenkle.

(c) On September 2, 2015, the Board of Directors of the Company appointed Neil Roth to be the Company’s interim Chief Financial and Accounting Officer until such time as a permanent replacement will be appointed. Mr. Roth is currently the Chief Operating Officer of the Company.

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xtreme Green Electric Vehicles Inc.

September 3, 2015	By:	/s/ Neil Roth
	Name:	Neil Roth
	Title:	Interim Chief Financial Officer

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